UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 9, 2011
Date of Report (Date of earliest event reported)
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CAI International, Inc.
(Exact name of registrant as specified in charter)
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Delaware	001-33388	94-3109229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105
(Address of principal executive offices, including ZIP Code)

Registrant’s telephone number, including area code: (415) 788-0100

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

On September 9, 2011, CAL Funding I Limited, a wholly-owned indirect subsidiary of CAI International, Inc. (the “Company”), entered into a credit facility for $100 million of asset-backed warehouse notes, which facility may be increased to $200 million subject to certain conditions. There was no funding under the facility at closing but the commitment to fund under the notes is available until September 8, 2013. The interest rate under the notes is LIBOR plus 2.50% during the initial two-year funding period. If the notes are not refinanced or renewed during this two-year period, the facility is structured to amortize over a term that is scheduled to be ten years, but not to exceed 15 years. The facility contains customary affirmative and negative covenants, representations and warranties, and events of default, which are subject to certain conditions and exceptions. The proceeds from the facility will be used to finance equipment purchases and leases.

On September 14, 2011, the Company issued a press release announcing the closing of the $100 million credit facility. A copy of the press release is attached hereto as Exhibit 99.8 and is furnished herewith.

Item 2.03            Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1
Series 2011-1 Note Purchase Agreement, dated September 9, 2011, among CAL Funding I Limited, Container Applications Limited, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America, National Association, and the other purchasers and deal agents named therein

99.2	Series 2011-1 Supplement, dated September 9, 2011, between CAL Funding I Limited and Wells Fargo Bank, National Association

99.3	Indenture, dated September 9, 2011, between CAL Funding I Limited and Wells Fargo Bank, National Association

99.4	Performance Guaranty, dated September 9, 2011, between CAI International, Inc. and Wells Fargo Bank, National Association

99.5	Contribution and Sale Agreement, dated September 9, 2011, between Container Applications Limited and CAL Funding I Limited

99.6	Container Management Services Agreement, dated September 9, 2011, among CAL Funding I Limited, Container Applications Limited and CAI International, Inc.

99.7	Form of Series 2011-1 Secured Note issued by CAL Funding I Limited to Bank of America, National Association

99.8	Press release dated September 14, 2011

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2011	CAI INTERNATIONAL, INC.

/s/ Timothy B. Page
Timothy B. Page
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Series 2011-1 Note Purchase Agreement, dated September 9, 2011, among CAL Funding I Limited, Container Applications Limited, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America, National Association, and the other purchasers and deal agents named therein

99.2	Series 2011-1 Supplement, dated September 9, 2011, between CAL Funding I Limited and Wells Fargo Bank, National Association

99.3	Indenture, dated September 9, 2011, between CAL Funding I Limited and Wells Fargo Bank, National Association

99.4	Performance Guaranty, dated September 9, 2011, between CAI International, Inc. and Wells Fargo Bank, National Association

99.5	Contribution and Sale Agreement, dated September 9, 2011, between Container Applications Limited and CAL Funding I Limited

99.6	Container Management Services Agreement, dated September 9, 2011, among CAL Funding I Limited, Container Applications Limited and CAI International, Inc.

99.7	Form of Series 2011-1 Secured Note issued by CAL Funding I Limited to Bank of America, National Association

99.8	Press release dated September 14, 2011